UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

Asia Opportunities Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Developing Asian stock markets advanced over the past six months as a huge rally in China’s market more than offset declines in India and several Southeast Asian countries. The global slump in oil prices that began last fall had a positive economic impact on oil-importing countries like India but hurt commodity exporters like Indonesia and Malaysia. Lagging economic growth and low inflation allowed many Asian central banks to cut interest rates over the period. The exception was the Philippines, where solid domestic demand helped propel the country to Asia’s fastest-growing economy after China last year.

The Asia Opportunities Fund rose 10.17% for the six months ended April 30, 2015, slightly trailing the 10.53% return of its benchmark, the MSCI All Country Asia ex Japan Index. Our modest underperformance resulted from stock selection in China because we did not own many financials sector stocks that were swept up in the massive rally over the past year. Though our underweight to Chinese financials hurt returns over the period, it reflects our caution about China’s banking sector due to nonperforming loans risk. On the other hand, good stock selection and favorable positioning in India, South Korea, and Taiwan helped relative performance.

Despite the past six months’ modest underperformance, we are pleased with the Asia Opportunities Fund’s returns since its inception on May 21, 2014. We believe that the fund’s performance validates our investment philosophy, which boils down to buying high-quality companies run by high-quality people and holding them for a long time. Specifically, we seek companies led by experienced management teams that can reliably compound earnings and sustain strong cash flow over time, with the intention of owning them for several years. Our thinking is supported by our research showing that high-quality stocks have significantly outperformed low-quality stocks in Asia for periods of several years during the past two decades.

CURRENCY CONVERSION A DOUBLE-EDGED SWORD

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises
105
100
95
90
85
80
75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
4/13
4/14
4/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

MARKET ENVIRONMENT

Developing Asian markets were mixed over the past six months. Based on total U.S. dollar returns, China was the top performer, surging roughly 30% as new investors piled into the stock market. Despite the impressive gains, China’s economy continued to slow over the period, and in March its government reduced its 2015 growth forecast from last year’s pace as it announced a “new normal” of lower growth. Hong Kong was the next-best gainer, adding nearly 12% amid strong demand for China-related stocks. The relatively developed markets of Taiwan, South Korea, and Singapore each rose at least 5%. In contrast, India’s market shed almost 6% as investors grew concerned about the slow pace of reform. Most Southeast Asian countries declined as growth weakened and political uncertainty increased, but the Philippines rallied as the country benefited from strong domestic demand and a stable economic and political environment. Currency weakness magnified losses in dollar terms. Nearly all emerging markets currencies fell against the dollar over the period as investors anticipated higher yields in the U.S., where the Federal Reserve has signaled its intention to raise short-term interest rates sometime in 2015.

PORTFOLIO REVIEW

Our focus on quality investing and earnings consistency has produced a fund that is relatively concentrated in the number of holdings yet widely diversified across countries and sectors. Our positioning stayed broadly unchanged over the period. The U.S. remains the largest overweight solely due to a big position in Yum! Brands, the fast-food chain operator that is a direct beneficiary of rising consumption in China. We remain overweight in the Philippines and India, where the economic outlook has brightened considerably in recent years. South Korea and Taiwan remain the biggest underweight countries, though many of our top holdings are based in these markets. Consumer staples and consumer discretionary are the biggest overweight sectors. Many of our holdings are consumer-focused companies, which tend to be stable businesses with very predictable earnings. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Quality investing has different meanings for different investors, but for us it means buying and holding companies with durable businesses that can consistently expand through various economic cycles. In Asia, we have found that the high-quality names we seek tend to have the following features: well-established businesses with market-leading positions; good management teams that care about minority shareholders; and returns-focused capital allocation and prudent balance sheet management. To get an idea of the kind of quality companies we seek, we believe it is useful to review a few major trades over the reporting period.

We initiated a position in Catcher Technology, a Taiwanese maker of metal casings for smartphones, tablets, and notebook computers whose customers include Apple, Sony, and Dell. Catcher stands to take business from Apple’s top metal casings supplier as the iPhone maker tries to diversify its supplier base. Besides gaining share in its market, Catcher has a steadily growing business and good earnings visibility for the next two years. Catcher’s shares appreciated strongly over the period, and we may trim our position. We also bought shares in China Mengniu Dairy and Inner Mongolia Yili Industrial, two of the country’s largest dairy products companies, which should benefit as incomes increase and more people consume milk and other dairy products. Milk consumption in China is roughly half the level of developed countries but is strongly growing each year, while consumption of higher-end dairy products like yogurt, ice cream, and baby formula is increasing even faster in wealthier cities. Given the trend toward increased urbanization in China, we think both companies have an opportunity to meet the growing demand for high-margin dairy products. We initiated positions in two Chinese consumer products companies: food and beverages maker Want Want China and paper products manufacturer Hengan International. Both companies benefit from rising domestic consumption and have strong management teams that we believe are among the most profit-focused in China.

Most of our stock sales were done for valuation reasons after the company’s stock price reached our target or to manage the position size for risk management purposes. We trimmed our positions in contract chipmaker Taiwan Semiconductor Manufacturing Co. and Hong Kong-based life insurer AIA Group after strong performance, but both companies remain large holdings in the fund. We eliminated Chinese e-commerce leader Alibaba after its stock price exceeded our analyst’s target, a well-timed move given that its stock slid for most of our reporting period amid concerns about stiffer competition, weaker-than-expected earnings, and the company’s aggressive investment strategy.

We eliminated two South Korean companies, Hyundai Motor and affiliate Kia Motors, over corporate governance concerns after the Hyundai Group—which controls Kia Motors—bid $10 billion for a parcel of land in Seoul for a new headquarters. The decision to pay a sum that was roughly three times the land’s assessed value caused a furor among Hyundai investors and underscored the lack of outside oversight and transparency at many Korean companies. Last year, Korea’s government announced new tax measures aimed at pressuring companies to increase dividend payouts, and a few companies are starting to be more responsive to shareholder interests. We are closely monitoring corporate governance developments in Korea, which offers some good investment opportunities if companies can deliver better shareholder returns.

As we stated earlier, our underweight in Chinese financials and other index heavyweights detracted from relative returns as these companies benefited from the rally in Chinese stocks that began in mid-2014. We see China’s recent rally as momentum-driven and not based on any real improvement in corporate earnings or the broader economy. Because our investment process focuses on fundamental research and selecting companies for their individual merits and a favorable risk/reward profile, it is hard for us to justify owning many of the stocks that have participated in the rally.

We expect that the volatility in Chinese and Hong Kong stocks will persist for a while—possibly pushing stock prices even higher from current levels—but are reluctant to chase the market’s upswing. Rather, we are sticking to our focus on quality companies with solid fundamentals and earnings growth and have opted to trim or eliminate stocks in cases when our conviction in the company declined or when we believed the stock price significantly overvalued its business. Our core positions in China include online search leader Baidu and Tencent, whose main businesses are online games and mobile messaging. Baidu was the largest detractor over the past six months after strong performance in 2014, and we are closely monitoring developments at the company to see if they justify a reduction in our position.

OUTLOOK

Rising U.S. interest rates are a potential near-term risk for developing Asian economies, which are bracing for the Fed’s first interest rate hike in many years sometime in 2015. U.S. rate increases have historically had a mixed impact on Asian markets, though they sold off sharply in 2013 after the Fed first signaled its intention to start tapering its monthly asset purchases. We expect the pace of looming U.S. rate hikes will be gradual and the terminal rate fairly low, giving markets time to adjust to the new environment. Moreover, most of the region’s economies are fundamentally stronger than they were prior to the 1997–1998 Asian financial crisis, with current account surpluses, much less foreign debt, and substantial foreign currency reserves. Short-term capital flows are hard to predict, but we do not think that rising U.S. rates will precipitate a financial crisis in Asia this time. Instead, we believe that any market weakness around the Fed’s liftoff will present a good buying opportunity.

We believe that companies’ margins will improve this year and next after declining over the past several years due to wage inflation, higher commodity prices, and the waning impact of stimulus measures in China. This expected recovery in margins, along with greater capital spending discipline, should support earnings growth this year. Finding attractively valued, high-quality companies is challenging in Asia, as it is elsewhere around the world. We see some good opportunities in turnaround stories and corporate restructurings, as many Asian companies have yet to adapt to the “new normal” of slower topline growth and stepped-up reforms. Reform progress has been encouraging but most governments in Asia have more work to do on the reform front, which is critical for ensuring that companies and economies can fulfill their growth potential. Meanwhile, rising domestic consumption and a growing middle class are powerful secular trends that should drive economic growth for many years to come. We remain confident that cyclical and secular trends in Asia will drive strong and sustainable economic and earnings growth over the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Eric Moffett
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 15, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 4/30/15
Yum! Brands, United States	5.2%
Axis Bank, India	4.2
Samsung Electronics, South Korea	3.9
Taiwan Semiconductor Manufacturing Co., Taiwan	3.9
SOHO China, China	3.8
Hongkong Land, Hong Kong	3.8
HDFC Bank, India	3.2
Baidu, China	3.2
Tencent, China	2.8
AIA Group, Hong Kong	2.8
ComfortDelGro, Singapore	2.8
BDO Unibank, Philippines	2.7
Infosys, India	2.7
Uni-President Enterprises, Taiwan	2.6
AMOREPACIFIC, South Korea	2.5
China Vanke, China	2.4
SK Hynix, South Korea	2.4
Homeinns Hotel, China	2.3
China Construction Bank, China	2.1
China Mobile, China	2.1
NAVER, South Korea	2.0
LG Chemical, South Korea	1.9
China Mengniu Dairy, China	1.8
Sun Art Retail, China	1.8
Inner Mongolia Yili Industrial, China	1.7
Total	70.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/15	5/21/14 Through 10/31/14
NET ASSET VALUE		
Beginning of period	$ 10.60	$ 10.00
Investment activities		
Net investment income (loss)[1]	(0.01)[2]	0.06[2]
Net realized and unrealized gain / loss	1.08	0.54
Total from investment activities	1.07	0.60
Distributions		
Net investment income	(0.05)	–
NET ASSET VALUE		
End of period	**$ 11.62**	**$ 10.60**

Ratios/Supplemental Data

Total return[3]	**10.17%**[2]	**6.00%**[2]
Ratio of total expenses to average net assets	1.16%[2][4][5]	1.15%[2][5]
Ratio of net investment income (loss) to average net assets	(0.15)%[2][5]	1.22%[2][5]
Portfolio turnover rate	38.7%	35.4%
Net assets, end of period (in thousands)	$ 31,680	$ 24,277

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/28/17.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Includes investment-related costs borne by the fund in excess of the expense limitation (See Note 6).

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/15	5/21/14 Through 10/31/14
NET ASSET VALUE		
Beginning of period	$ 10.59	$ 10.00
Investment activities		
Net investment income (loss)(1)	(0.02)(2)	0.06(2)
Net realized and unrealized gain / loss	1.08	0.53
Total from investment activities	1.06	0.59
Distributions		
Net investment income	(0.05)	–
NET ASSET VALUE		
End of period	**$ 11.60**	**$ 10.59**

Ratios/Supplemental Data		
Total return(3)	**10.08%(2)**	**5.90%(2)**
Ratio of total expenses to average net assets	1.26%(2)(4)(5)	1.26%(2)(4)(5)
Ratio of net investment income (loss) to average net assets	(0.29)%(2)(5)	1.34%(2)(5)
Portfolio turnover rate	38.7%	35.4%
Net assets, end of period (in thousands)	$ 296	$ 267

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/17.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Includes investment-related costs borne by the fund in excess of the expense limitation (See Note 6).

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
CHINA 30.6%		
Common Stocks 28.9%		
BAIC Motor, H Shares (HKD) (1)	25,500	38
Baidu, ADR (USD) (1)	5,076	1,017
China Construction Bank, H Shares (HKD)	699,000	680
China Life Insurance, H Shares (HKD)	81,000	393
China Mengniu Dairy (HKD)	113,000	576
China Mobile, ADR (USD)	9,393	671
China Pacific Insurance, H Shares (HKD)	58,800	320
China Vanke, H Shares (HKD) (1)	287,300	761
Hengan International Group (HKD)	40,000	494
Homeinns Hotel, ADR (USD) (1)	25,780	721
SOHO China (HKD)	1,593,500	1,212
Sun Art Retail (HKD)	557,500	573
Tencent Holdings (HKD)	44,000	909
Want Want China Holdings (HKD)	418,000	459
Weifu High-Technology, B Shares (HKD)	87,250	407
		9,231
Common Stocks - China A shares 1.7%		
Inner Mongolia Yili Industrial (CNH)	94,550	556
		556
Total China (Cost $8,664)		9,787
HONG KONG 10.0%		
Common Stocks 10.0%		
AIA Group	135,000	901
Dairy Farm International Holdings (USD)	52,400	495
Hongkong Land Holdings (USD)	149,500	1,208
HSBC Holdings	17,200	170
Hutchison Whampoa	28,000	413
Total Hong Kong (Cost $2,843)		3,187

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $30,012)	$ 33,077
Receivable for shares sold	117
Dividends receivable	67
Foreign currency (cost $54)	54
Cash	25
Due from affiliates	9
Other assets	496
Total assets	33,845
Liabilities	
Payable for investment securities purchased	1,291
Payable for shares redeemed	94
Due to affiliates	17
Other liabilities	467
Total liabilities	1,869
NET ASSETS	$ 31,976
Net Assets Consist of:	
Accumulated net investment loss	$ (31)
Accumulated undistributed net realized loss	(370)
Net unrealized gain	3,066
Paid-in capital applicable to 2,751,715 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	29,311
NET ASSETS	$ 31,976
NET ASSET VALUE PER SHARE	
Investor Class	
($31,679,939 / 2,726,233 shares outstanding)	$ 11.62
Advisor Class	
($295,699 / 25,482 shares outstanding)	$ 11.60

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Asia Opportunities Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments in stocks of Asian companies (excluding Japanese companies). The fund has two classes of shares: the Asia Opportunities Fund original share class, referred to in this report as the Investor Class, offered since May 21, 2014, and the Asia Opportunities Fund–Advisor Class (Advisor Class), offered since May 21, 2014. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended April 30, 2015, the Advisor class incurred less than $1,000 in these fees. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 78% of the fund’s net assets were invested in emerging markets. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

China A shares The fund invests in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through Price Associates, which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $14,640,000 and $9,520,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2014, the fund had $324,000 of available capital loss carryforwards.

At April 30, 2015, the cost of investments for federal income tax purposes was $30,095,000. Net unrealized gain aggregated $2,983,000 at period-end, of which $3,412,000 related to appreciated investments and $429,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and $30,000 of foreign capital loss carryforwards, all of which expire in 2023.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $97,000 were waived and expenses in the amount of $56,000 were reimbursed by Price Associates during the six months ended April 30, 2015. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $293,000 remain subject to repayment at April 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $85,000 for Price Associates and $22,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 675,000 shares of the Investor Class, representing 25% of the fund’s net assets.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2015, the fund incurred less than $1,000 in interest expense related to outstanding borrowings on two days in the average amount of $900,000 and at an average annual rate of 1.15%. At April 30, 2015, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price Hong Kong Limited (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and since-inception returns and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to expense limitations agreed to by the Advisor with respect to the Investor and Advisor Classes). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions of the management fee that resulted from the contractual expense limitation, the information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. After including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitation, the information provided to the Board indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015